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                                                                   EXHIBIT 10.14


                 AMENDMENT NO. I TO EQUIPMENT LEASE AGREEMENT
                 --------------------------------------------

     THIS Amendment No. 1 to an Equipment Lease Agreement (the "Lease") made and entered into as of January 1, 1991, is made and entered into this 12th day of
                                                                  ----
February, 1993, but effective as of January 1, 1993, by and between K & E LAND & LEASING, a partnership ("Lessor") and KEVCO, INC., a Texas corporation ("Lessee"):

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Lessor and Lessee have previously entered into the Lease, and believe it is in their mutual interests to amend the Lease by entering into this amendment thereto;

     NOW, THEREFORE, IN CONSIDERATION of the premises and the covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed and do hereby agree as follows, intending to be legally bound thereby:

     1. Paragraph 2 of the Lease is hereby amended by changing the monthly rental as provided therein from $17,150 to $17,700.

     2. In all other respects the Lease as herein amended shall remain in full force and effect and unimpaired.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Lease as of the day and year and effective date hereinabove written.


LESSOR:                                  LESSEE:

K & E LAND & LEASING                     KEVCO, INC.

BY: /s/ B J. Everett                     BY: /s/ Jerry E. Kimmel
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     Its Partner                            Its Duly Authorized Officer